UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number  811-21652
 Fiduciary/Claymore MLP Opportunity Fund
 (Exact name of registrant as specified in charter)
227 West Monroe Street, Chicago, IL 60606
 (Address of principal executive offices) (Zip code)
Amy J. Lee
227 West Monroe Street, Chicago, IL 60606
  (Name and address of agent for service)

Registrant's telephone number, including area code:     (312) 827-0100
Date of fiscal year end:  November 30
Date of reporting period:  December 1, 2017 to May 31, 2018

Item 1.  Reports to Stockholders.
The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is as follows:

GUGGENHEIMINVESTMENTS.COM/FMO
...YOUR PATH TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/fmo, you will find:
•	Daily, weekly and monthly data on share prices, distributions, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information
Advisory Research, Inc. and Guggenheim Funds Investment Advisors, LLC are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	May 31, 2018

DEAR SHAREHOLDER
We thank you for your investment in the Fiduciary/Claymore MLP Opportunity Fund (the “Fund”). This report covers the Fund’s performance for the semi-annual fiscal period ended May 31, 2018.
The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. Under normal market conditions, the Fund invests at least 80% of its managed assets in master limited partnerships (“MLPs”) and affiliates of MLPs that own primary interests in an MLP.
All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended May 31, 2018, the Fund provided a total return based on market price of 14.66% and a total return based on NAV of 12.40%. A significant portion of the Fund’s current period total return was due to the benefit from the reduction of the corporate tax rate as a result of the Tax Cuts and Jobs Act. The closing price of the Fund’s shares as of May 31, 2018 was $11.99, representing a 2.52% discount to the NAV of $12.30.
Past performance is not a guarantee of future results. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense/(benefit). The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
The Fund paid quarterly distributions per common share of $0.4308 in February 2018 and $0.3231 in May 2018. The latest distribution represents an annualized distribution rate of 10.78% based on the Fund’s closing market price of $11.99 on May 31, 2018. Please see Note 2(c) on page 26 for more information on distributions for the period.
Guggenheim Funds Investment Advisors, LLC (“GFIA”) serves as the investment adviser to the Fund. GFIA is a wholly-owned subsidiary of Guggenheim Partners, LLC, a global diversified financial services firm.
Advisory Research, Inc. (“ARI”) is the Sub-Adviser of the Fund (“Sub-Adviser”) and a wholly-owned subsidiary of Piper Jaffray Companies.
Under the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), a shareholder whose Common Shares are registered in his or her own name will have all distributions reinvested automatically unless the shareholder elects to receive cash. Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. The Plan is described in detail on page 48 of this report. When shares trade at a discount to NAV, the Plan takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a

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(Unaudited) continued	May 31, 2018

premium above NAV, the Plan reinvests participants’ dividends in newly-issued common shares at the greater of NAV per share or 95% of the market price per share. The Plan provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.
To learn more about the Fund’s performance and investment strategy, we encourage you to read the Questions & Answers section of this report, which begins on page 5. There you will find information on ARI’s investment philosophy, its views on the economy and market environment, and detailed information about the factors that impacted the Fund’s performance.
We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at guggenheiminvestments.com/fmo.
Sincerely,
Guggenheim Funds Investment Advisors, LLC

June 30, 2018

4 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS (Unaudited)	May 31, 2018

The Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) is managed by Advisory Research, Inc. (“ARI”), a wholly owned subsidiary of Piper Jaffray Companies. In the following interview, Portfolio Managers James J. Cunnane, Jr., CFA, and Quinn T. Kiley discuss the Fund’s performance for the semi-annual fiscal period ended May 31, 2018.
Describe the Fund’s objective and investment strategy.
The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The total return sought by the Fund includes appreciation in the net asset value (“NAV”) of the Fund’s common shares and all distributions made by the Fund to its common shareholders, regardless of the tax characterization of such distributions. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of primarily publicly traded securities of master limited partnerships (“MLPs”) and related entities. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities.
The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will consist of return of capital. If this expectation is not realized, the Fund will have a larger corporate income tax expense sooner than expected, which will result in less cash available to distribute to common shareholders. Moreover, although MLP distributions that are treated as returns of capital are generally not taxable to the Fund to that extent, returns of capital reduce the Fund’s tax basis in its investments, resulting in potential increased gains (or decreased losses) upon dispositions of the investments. While the Fund will generally seek to maximize the portion of the Fund’s distribution to common shareholders that will consist of return of capital, no assurance can be given in this regard.
Under normal market conditions, the Fund invests at least 80% of its managed assets in MLPs and affiliates of MLPs that own primary interests in an MLP (collectively “MLP entities”), and at least 65% of its managed assets in equity securities of MLP entities. A substantial portion of the MLP entities in which the Fund invests are engaged primarily in the energy, natural resources and real estate sectors of the economy. The Fund may invest up to 40% of its managed assets in unregistered or otherwise restricted securities, including up to 20% of its managed assets in securities issued by non-public companies. The Fund may invest a total of up to 25% of its managed assets in debt securities of MLP entities and non-MLP entity issuers, including securities rated below investment grade. The Fund may also invest in common stock of large capitalization companies, including companies engaged primarily in such sectors. To seek to generate current gains, the Fund may employ an option strategy of writing (selling) covered call options on common stocks held in the Fund’s portfolio.
The Fund is authorized to implement hedging strategies. ARI, on behalf of the Fund, may determine from time to time whether and when to implement hedging strategies. In particular, ARI may seek to protect the Fund against significant drops in market prices of MLPs when valuation models indicate that the MLP asset class may be overvalued, after considering the cost of hedging. In such circumstances, the Fund may implement hedging techniques such as purchasing put options on a portion of its

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

portfolio. This strategy may enable the Fund to participate in potential price appreciation while providing some protection against falling prices, although it will also cause the Fund to incur the expense of acquiring the put options. There were no hedging strategies in place as of May 31, 2018.
Discuss changes to the Fund’s use of leverage during the period.
The Board of Trustees of the Fund approved the use of leverage through reverse repurchase agreements at its February 2016 Board meeting. Previously, the Fund was permitted to utilize leverage through the issuance of preferred shares, through borrowing, or the issuance of commercial paper or other forms of debt. The use of leverage through reverse repurchase agreements for a portion of the Fund’s leverage financing provides for increased leverage flexibility to take advantage of investment opportunities, subject to the leverage limitations imposed by the Investment Company Act of 1940, as amended (the “1940 Act”). At period end, the Fund was using leverage through reverse repurchase agreements and through a line of credit with BNP Paribas. As of May 31, 2018, the Fund had $110 million outstanding in connection with the reverse repurchase agreement and $118 million outstanding in connection with the line of credit. The Fund pays interest on the amount borrowed on the line of credit at a rate of 3-month LIBOR plus 95 basis points (3.27%, as of May 31, 2018). The Fund pays interest on the outstanding reverse repurchase agreement at a rate of 1-month LIBOR plus 115 basis points (3.15% as of May 31, 2018).
As of May 31, 2018, the Fund’s leverage was 34.3% of managed assets. Leverage had a positive impact to the Fund’s performance for the six months ended May 31, 2018.
The purpose of leverage is to fund the purchase of additional securities that provide increased distributions and potentially greater appreciation to common shareholders than could be achieved from an unlevered portfolio. Of course, leverage results in greater NAV volatility and may entail more downside risk than an unlevered portfolio.
Reverse repurchase agreements involve the risks that the total return earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund.
How would you describe the master limited partnership market over the six-month period ended May 31, 2018?
Over the reporting period, MLPs experienced a resurgence in investor interest, despite volatile markets and regulatory uncertainty. The period began as investors were in the process of harvesting losses from their MLP portfolios after a disappointing 2017. From that low in November, the group climbed higher with two major setbacks along the way. In February, there was an interest rate scare as a strong

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

jobs report led investors to fear an over aggressive Federal Reserve Open Markets Committee. This broad market sell-off then led into a midstream specific concern when the Federal Energy Regulatory Commission (FERC) announced a change to the pipeline rate-making process that disadvantaged MLPs. The market initially overreacted to this announcement, but eventually the limited scope of this policy shift was realized and MLPs recovered. Overall, energy fundamentals continued to improve and MLPs moved further down the path of strengthening their balance sheets and securing the safety of their distributions. We believe the group is well positioned to deliver positive returns as we progress through 2018.
How did the Fund perform in this market environment?
All Fund returns cited—whether based on NAV or market price—assume the reinvestment of all distributions. For the six-month period ended May 31, 2018, the Fund provided a total return based on market price of 14.66% and a total return based on NAV of 12.40%. A significant portion of the Fund’s current period total return was due to the benefit from the reduction of the corporate tax rate as a result of the Tax Cuts and Jobs Act (“The Act”). The closing price of the Fund’s shares as of May 31, 2018, was $11.99, representing a 2.52% discount to the NAV of $12.30. The closing price of the Fund’s shares as of November 30, 2017, was $11.12, representing a 4.39% discount to the NAV of $11.63.
Past performance is not a guarantee of future results. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, interest expense and current and deferred tax expense/(benefit). The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
It is important to remember that the Fund is a taxable entity—meaning it recognizes either a deferred tax liability on realized and unrealized portfolio gains or a deferred tax benefit on realized and unrealized portfolio losses. This accounting treatment of the tax impact of gains and losses in the portfolio is intended to ensure that the Fund’s NAV reflects the net after-tax value of the Fund’s portfolio. As of May 31, 2018, the Fund’s NAV included a net deferred tax liability of $50.1 million, or $1.41 per share.
What is the impact of the tax legislation approved in December 2017?
The Act was signed into law on December 22, 2017. The Act provides for major changes across industries. Those most relevant to the Fund include the reduction of the statutory U.S. federal income tax rate applicable to corporations from 35% to 21%, and the ability for companies to expense 100% of their annual capital investments for the next five years.
Because of the Fund’s concentration in MLP investments, the Fund is not eligible to be treated as a “regulated investment company” under the Internal Revenue Code of 1986, as amended. Instead, the Fund is treated as a regular corporation for U.S. federal income tax purposes and, as a result, unlike

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

most investment companies, is subject to corporate income tax to the extent the Fund recognizes taxable income.
The Fund accrues a deferred income tax liability, at an assumed federal, state and local income tax rate, for its future tax liability associated with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital. Any deferred tax liability will reduce the Fund’s net asset value. The Fund’s deferred tax liability is estimated using the effective tax rates in years in which income is expected to be realized for tax purposes.
A reduced tax rate results in a reduction of the net deferred tax liability and conversely an increase to the NAV. This impact was reflected in the Fund’s NAV once The Act was signed into law. Any current tax liability will be calculated using a reduced blended rate for the current fiscal year ending November 30, 2018 and subject to the 21% rate thereafter.
Furthermore, the new legislation allows companies to expense 100% of their annual capital investments for the next five years. This could potentially have a meaningful impact to the MLP’s in which the Fund invests.
Upon the sale of an equity security in an MLP, the Fund generally will be liable for any previously deferred taxes. No assurance can be given that such taxes will not exceed the Fund’s deferred tax assumptions for purposes of computing the Fund’s NAV, which would result in an immediate reduction of the Fund’s NAV. For purposes of estimating the Fund’s deferred tax liability for financial statement reporting and determining its net asset value, the Fund is required to rely, to some extent, on information provided by the MLPs in which it invests. Such information may not be received in a timely manner, with the result that the Fund’s estimates regarding its deferred tax liability could vary dramatically from the Fund’s actual tax liability and, as a result, the determination of the Fund’s actual tax liability may have a material impact on the Fund’s NAV.
From time to time, the Fund may modify its estimates or assumptions regarding its deferred tax liability and/or asset as new information becomes available. Modifications of such estimates or assumptions or changes in applicable tax law could result in increases or decreases in the Fund’s NAV, which could be material.
The long-term impact of The Act on the Fund, issuers in which the Fund may invest and the economy and securities markets of the United States is not yet certain. The lower corporate tax rate means owning corporate stock in the Fund is less punitive than under the previous law. As such, the Fund may increase its positioning in midstream corporations going forward.
Please tell us about the Fund’s distributions.
The Fund paid quarterly distributions per common share of $0.4308 in February 2018 and $0.3231 in May 2018. The latest distribution represents an annualized distribution rate of 10.78% based on the Fund’s

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

closing market price of $11.99 on May 31, 2018. Please see Note 2(c) on page 26 for more information on distributions for the period. This level of quarterly distribution is lower than the distribution from one year ago.
As of May 31, 2018, the Fund had distributed $19.87441 per common share to its shareholders since the Fund’s inception in 2004. Approximately $12.44753 per common share or 63% of these distributions were considered non-dividend distributions, also known as return of capital, and $7.42688 per common share or 37% of these distributions were considered ordinary dividends for U.S. federal income tax purposes. For the year ended November 30, 2017, 100% of the distributions were characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2018 will be reported to shareholders in January 2019.
The Fund, ARI, and Guggenheim Funds Investment Advisors, LLC do not provide tax advice. Investors should consult their tax advisor for further information.
How was the Fund’s portfolio positioned during the six-month period ended May 31, 2018, and what has that meant for performance?
The Fund was fully invested, levered, and unhedged in the six-month reporting period.
The Fund’s portfolio performance, prior to the impact of leverage and taxes, underperformed the Alerian MLP Index for the six months ended May 31, 2018. The Fund continues to be invested primarily in midstream energy infrastructure, which includes various subsectors such as those related to moving crude oil and natural gas from the wellhead to the refineries and processors and then to market. Our biggest sector overweight as of May 31, 2018 was to the Gathering & Processing sector. These MLPs have benefited from increased drilling activity and a meaningful improvement in prices for natural gas liquids. Increasing U.S. production of crude oil and natural gas has broadly benefited midstream energy infrastructure, and during the reporting period the market has recognized this and driven valuations higher, despite some weakness early in the period.
There were no initial public offerings of an MLP for the six-month period ended May 31, 2018.
What were some of the leading contributors to, and detractors from, performance?
DCP Midstream, LP and EnLink Midstream Partners, LP continued to be two of the Fund’s largest positions and were the largest contributors to performance during the period. Both names are among the largest gathering and processing MLPs and benefited from the positive production environment mentioned above.
During the period, the Fund owned three MLPs that own and operate pipelines regulated by the Federal Energy Regulatory Commission (FERC). The FERC announced a drastic change in policy as it relates to MLPs that own pipelines regulated by the FERC. These assets are pipelines that are essential to the

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

economies they serve, and as such, they have historically paid stable distributions to unit holders. The FERC announcement brought into question the future cash flows of these MLPs and two of them performed poorly. In July, after the period end, clarifications from FERC appeared to reverse the policy change, following opposition from MLPs, trade organizations, and investors.
Losses from Enbridge Energy Partners, LP and TC PipeLines, LP more than accounted for the portfolio’s underperformance during the period. The third MLP, Williams Partners, LP, posted strong returns after it was announced that it would be purchased by its parent company, Williams Companies, Inc. The result of this transaction is that Williams’ FERC regulated pipelines will be held under a corporation and therefore no longer subject to the policy change. We expect that a similar transaction will occur for both Enbridge and TC PipeLines, but their market valuations do not currently reflect that. Avoiding several other FERC-impacted MLPs was additive to relative performance for the period.
What is the current outlook for the MLP market?
Higher crude oil and natural gas prices lifted energy equities during the period. Improving investor sentiment is reflective of improved fundamentals for the energy industry as a whole. Although many investors appear to be underweight energy, fund flows into MLP products during the period have improved. Many MLPs are shifting to a business model that is less reliant on the equity capital markets, and improving fund flows into the asset class has lifted valuations from earlier lows. Our outlook for the portfolio is for continuing improved valuations. If the recovery in energy fundamentals continues, the remainder of 2018 may see positive MLP returns. Capital discipline in the energy sector has supported oil and gas prices while still allowing for increased production. These factors have also led to some underinvestment in energy infrastructure. That combination is an opportunity for future growth for MLPs and midstream companies. The energy market has shifted its focus towards growth of returns over growth in production and we expect consolidation to pick up in the industry. Indeed, we have seen multiple announcements in the MLP sectors along these lines. The end result should be strategically well positioned companies with healthier balance sheets. During this phase of consolidation, there will be some reduction in payouts to investors, but ultimately growth rates of distributions should move higher over time. We believe this coming consolidation is a positive for the group as these midstream growth stories will be simplified and attract new capital.
Index Definitions:
Indices are unmanaged and it is not possible to invest directly in an index.
The Alerian MLP Index is the leading gauge of energy Master Limited Partnerships (MLPs). The float-adjusted, capitalization-weighted index, whose constituents represent approximately 85% of total float-adjusted market capitalization, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad U.S. economy through changes in the aggregate market value of 500 stocks representing all major industries.
Bloomberg Barclay’s High-Yield Energy Index consists of issuing companies classified as members of the energy sector of the Bloomberg Barclays U.S. Corporate High Yield Index, which measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.
Risks and Other Considerations
Investing involves risk, including the possible loss of principal and fluctuation of value.
The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are expressed for informational purposes only and are subject to change at any time, based on market and other conditions, and may not come to pass.
These views may differ from views of other investment professionals at Guggenheim and should not be construed as research, investment advice, or a recommendation of any kind regarding the Fund or any issuer or security, do not constitute a solicitation to buy or sell any security, and should not be considered specific legal, investment, or tax advice. The information provided does not take into account the specific objectives, financial situation, or particular needs of any specific investor.
The views expressed in this report may also include forward looking statements that involve risk and uncertainty, and there is no guarantee that any predictions will come to pass. Actual results or events may differ materially from those projected, estimated, assumed, or anticipated in any such forwardlooking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include general economic conditions such as inflation, recession, and interest rates.
There can be no assurance that the Fund will achieve its investment objectives or that any investment strategies or techniques discussed herein will be effective. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value.
Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown.

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QUESTIONS & ANSWERS (Unaudited) continued	May 31, 2018

Please see guggenheiminvestments.com/fmo for a detailed discussion of the Fund’s risks and other considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

12 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	May 31, 2018

Fund Statistics
Share Price					$11.99
Net Asset Value					$12.30
Discount to NAV					-2.52%
Net Assets ($000)					$435,977

AVERAGE ANNUAL TOTAL RETURNS FOR THE
PERIOD ENDED MAY 31, 2018
	Six Month
	(non-	One	Three	Five	Ten
	annualized)	Year	Year	Year	Year
Fiduciary/Claymore MLP
Opportunity Fund
NAV	12.40%	2.43%	(10.70%)	(2.90%)	3.22%
Market	14.66%	(2.28%)	(11.35%)	(5.08%)	2.53%

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. NAV performance data quoted reflects the total net expense ratio, which includes net operating expenses, interest expense, and current and deferred tax expense/(benefit). For the most recent month-end performance figures, please visit guggenheiminvestments.com/fmo. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

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FUND SUMMARY (Unaudited) continued	May 31, 2018

Portfolio Breakdown	% of Net Assets
Diversified Infrastructure	46.9%
Midstream Oil	43.2%
Gathering & Processing	35.1%
Midstream Natural Gas	29.6%
Marine Transportation	4.8%
Other Energy Infrastructure	3.5%
Natural Gas Pipelines & Storage	0.9%
Total Investments	164.0%
Other Assets & Liabilities, net	-64.0%
Net Assets	100.0%

Portfolio breakdown is subject to change daily. For more information, please visit guggenheiminvestments.com/fmo. The above summary is provided for informational purposes only and should not be viewed as recommendations. Past performance does not guarantee future results.

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FUND SUMMARY (Unaudited) continued	May 31, 2018

All or a portion of the above distributions may be characterized as return of capital. For the year ended November 30, 2017, 100% of the distributions were characterized as return of capital. For the period ended May 31, 2018, 100% of the distributions were estimated to be characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2018 will be reported to shareholders in January 2019.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 15

SCHEDULE OF INVESTMENTS (Unaudited)		May 31, 2018

	Shares	Value
COMMON STOCKS† – 7.9%
Gathering & Processing – 3.6%
Targa Resources Corp.	320,920	$ 15,606,340

Midstream Natural Gas – 2.4%
ONEOK, Inc.	153,840	10,485,734

Other Energy Infrastructure – 1.9%
Archrock, Inc.[1]	733,033	8,466,531
Total Common Stocks
(Cost $31,622,551)		34,558,605

MASTER LIMITED PARTNERSHIPS AND RELATED ENTITIES† – 156.1%
Diversified Infrastructure – 46.9%
Energy Transfer Partners, LP1	3,154,346	59,901,031
MPLX, LP1	1,119,589	40,204,441
Enterprise Products Partners, LP1	1,349,419	38,998,209
Andeavor Logistics, LP1	821,080	35,224,332
Enbridge Energy Partners, LP*,1,2	3,077,585	30,314,212
Total Diversified Infrastructure		204,642,225

Midstream Oil – 43.2%
Magellan Midstream Partners, LP1	861,877	60,245,202
Buckeye Partners, LP1	934,686	33,695,430
Plains All American Pipeline, LP1	1,396,932	32,827,902
Genesis Energy, LP1	859,510	18,874,840
NGL Energy Partners, LP1	1,480,120	15,837,284
Delek Logistics Partners, LP1	390,285	11,474,379
Phillips 66 Partners, LP	143,220	7,490,406
USD Partners, LP1	568,625	6,368,600
PBF Logistics, LP	77,085	1,545,554
Total Midstream Oil		188,359,597

Gathering & Processing – 31.5%
DCP Midstream, LP1	1,756,289	73,606,072
EnLink Midstream Partners, LP1	3,413,750	58,375,125
American Midstream Partners, LP1	522,371	5,511,014
Total Gathering & Processing		137,492,211

Midstream Natural Gas – 27.2%
Williams Partners, LP1	1,553,811	61,841,678
Enable Midstream Partners, LP1	2,005,795	33,175,849
Tallgrass Energy Partners, LP1	534,995	23,363,232
Total Midstream Natural Gas		118,380,759

See notes to financial statements.

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SCHEDULE OF INVESTMENTS (Unaudited) continued		May 31, 2018

	Shares	Value
Marine Transportation – 4.8%
KNOT Offshore Partners, LP1	612,535	$ 12,863,235
Golar LNG Partners, LP1	479,475	8,040,796
Total Marine Transportation		20,904,031
Other Energy Infrastructure – 1.6%
Sunoco, LP	133,015	3,538,199
Martin Midstream Partners, LP	218,800	3,303,880
Total Other Energy Infrastructure		6,842,079
Natural Gas Pipelines & Storage – 0.9%
TC PipeLines, LP	160,717	3,908,637
Total Master Limited Partnerships and Related Entities
(Cost $408,248,713)		680,529,539
Total Investments – 164.0%
(Cost $439,871,264)		$ 715,088,144
Other Assets & Liabilities, net – (64.0)%		(279,110,809)
Total Net Assets – 100.0%		$ 435,977,335

*	Non-income producing security
†	Value determined based on Level 1 inputs — See Note 4.
1
All or a portion of these securities have been physically segregated and pledged as collateral. As of May 31, 2018, the total amount segregated was $571,164,835, of which $276,895,497 is related to the outstanding line of credit and $294,269,338 is related to reverse repurchase agreements.

2	While non-income producing, security makes regular in-kind distributions.
See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 17

SCHEDULE OF INVESTMENTS (Unaudited) continued	May 31, 2018

The following table summarizes the inputs used to value the Fund’s investments at May 31, 2018 (See Note 4 in the Notes to Financial Statements):

		Level 2	Level 3
		Significant	Significant
	Level 1	Observable	Unobservable
Investments in Securities (Assets)	Quoted Prices	Inputs	Inputs	Total
Common Stocks	$ 34,558,605	$ —	$ —	$ 34,558,605
Master Limited Partnerships
and Related Entities	680,529,539	—	—	680,529,539
Total Assets	$ 715,088,144	$ —	$ —	$ 715,088,144

Please refer to the detailed portfolio for a breakdown of investment type by industry category.
The Fund may hold assets and/or liabilities in which the fair value approximate the carrying amount for financial statement purposes. As of May 31, 2018, reverse repurchase agreements of $110,019,874 are categorized as level 2 within the disclosure hierarchy.
Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.
For the period ended May 31, 2018, there were no transfers between levels.
See notes to financial statements.

18 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	May 31, 2018

ASSETS:
Investments in securities, at value (cost $439,871,264)	$ 715,088,144
Investments sold receivable	177,460
Interest receivable	19,273
Prepaid expenses	618
Total assets	715,285,495
LIABILITIES:
Borrowings	118,000,000
Reverse repurchase agreements	110,019,874
Due to custodian	166,896
Interest due on borrowings	25,038
Payable for:
Net deferred tax	50,099,387
Investment advisory fees	556,916
Professional fees	230,839
Offering costs	181,800
Trustees’ fees and expenses*	7,893
Other fees and expenses	19,517
Total liabilities	279,308,160
NET ASSETS	$ 435,977,335
NET ASSETS CONSIST OF:
Common stock, $0.01 par value per share; unlimited number of shares
authorized, 35,440,768 shares issued and outstanding	354,408
Additional paid-in capital	178,093,185
Accumulated net investment loss, net of tax	(75,919,721)
Accumulated net realized gain on investments, net of tax	126,271,352
Net unrealized appreciation on investments, net of tax	207,178,111
NET ASSETS	$ 435,977,335
Shares outstanding ($0.01 par value with unlimited amount authorized)	35,440,768
Net asset value	$ 12.30
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 19

STATEMENT OF OPERATIONS	May 31, 2018
For the six months ended May 31, 2018 (Unaudited)
INVESTMENT INCOME:
Distributions from master limited partnerships	$ 31,309,396
Less: Return of capital distributions	(28,836,267)
Less: Distributions classified as realized gains	(802,255)
Total investment income	1,670,874
EXPENSES:
Investment advisory fees	3,335,425
Interest expense	3,361,811
Professional fees	197,036
Administration Fees	69,977
Trustees’ fees and expenses*	68,988
Fund accounting fees	60,877
Printing fees	36,706
Registration and filings	17,739
Custodian fees	11,426
Transfer agent fees	9,556
Insurance	7,034
Other fees	1,384
Total expenses	7,177,959
Advisory fees waived	(6,811)
Net expenses	7,171,148
Net investment loss before taxes	(5,500,274)
Deferred tax benefit (expense)	2,241,957
Net investment loss	(3,258,317)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments before taxes	(8,868,772)
Deferred tax benefit (expense)	3,614,985
Net realized loss	(5,253,787)
Net change in unrealized appreciation (depreciation) on:
Investments before taxes	35,558,746
Deferred tax benefit (expense)	23,441,088
Net change in unrealized appreciation (depreciation)	58,999,834
Net realized and unrealized gain	53,746,047
Net increase in net assets resulting from operations	$ 50,487,730
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

See notes to financial statements.

20 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS		May 31, 2018

	For the
	Period Ended	For the
	May 31, 2018	Year Ended
	(Unaudited)	November 30, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (3,258,317)	$ (4,684,847)
Net realized loss on investments	(5,253,787)	(3,353,849)
Net change in unrealized appreciation (depreciation)
on investments	58,999,834	(42,386,822)
Net increase (decrease) in net assets resulting from operations	50,487,730	(50,425,518)
DISTRIBUTIONS TO COMMON SHAREHOLDERS:
Return of capital – See Note 2(c)	(26,683,932)	(59,663,571)
SHAREHOLDER TRANSACTIONS:
Net proceeds from common shares issued through
at-the-market offerings	—	20,979,516
Shares issued through dividend reinvestment	979,205	3,601,195
Common share offering costs charged to paid-in capital	—	(127,792)
Net increase in net assets from shareholder transactions	979,205	24,452,919
Total increase (decrease) in net assets	24,783,003	(85,636,170)
NET ASSETS:
Beginning of period	411,194,332	496,830,502
End of period	$ 435,977,335	$ 411,194,332
Accumulated net investment loss, net of tax benefit,
at end of period	$ (75,919,721)	$ (72,661,404)

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 21

STATEMENT OF CASH FLOWS	May 31, 2018
For the Six Months Ended May 31, 2018 (Unaudited)
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 50,487,730
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating Activities:
Net change in unrealized (appreciation) depreciation on investments before taxes	(35,558,746)
Net realized gain on investments before taxes	8,868,772
Purchase of long-term investments	(70,172,311)
Proceeds from sale of long-term investments	44,456,651
Net proceeds from sale of short-term investments	4,302,345
Return of capital distributions received from investee companies	28,836,267
Distributions classified as realized losses from investee companies	802,255
Decrease in current tax receivable	19,776,482
Decrease in investments sold receivable	4,631,677
Decrease in prepaid expenses	7,035
Increase in interest receivable	(14,746)
Decrease in net deferred tax liability	(30,351,443)
Decrease in professional fees	(82,286)
Decrease in interest due on borrowings	(228,239)
Increase in due to custodian	166,896
Increase in investment advisory fees payable	69,664
Increase in trustees’ fees and expenses payable	7,505
Decrease in other fees and expenses payable	(25,692)
Net Cash Provided by Operating Activities	$ 25,979,816
Cash Flows From Financing Activities:
Distributions to common shareholders	(25,704,727)
Decrease in offering costs payable	(64,748)
Proceeds from reverse repurchase agreements	(210,341)
Net Cash Used by Financing Activities	(25,979,816)
Net change in cash	—
Cash at Beginning of Period	—
Cash at End of Period	$ —
Supplemental Disclosure of Cash Flow Information: Cash paid during the
period for interest	$ 3,800,391
Supplemental Disclosure of Cash Flow Information: Taxes paid during the period	$ 17,000
Supplemental Disclosure of Non Cash Financing Activity: Dividend reinvestment	$ 979,205
Supplemental Disclosure of Non Cash Financing Activity: In kind stock dividends
received during the period	$ —

See notes to financial statements.

22 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	May 31, 2018

	Period Ended		Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2018		November 30,	November 30,	November 30,	November 30,	November 30,
	(unaudited)		2017	2016	2015	2014	2013

Per Share Data:
Net asset value, beginning of period	$11.63		$14.76	$15.74	$26.73	$24.60	$20.96
Income from investment operations:
Net investment loss(a)(b)	(0.09)		(0.14)	(0.14)	(0.11)	(0.25)	(0.25)
Net gain (loss) on investments (realized and unrealized)(b)	1.51		(1.27)	0.88	(9.17)	4.06	5.54
Total from investment operations	1.42		(1.41)	0.74	(9.28)	3.81	5.29
Common shares’ offering expenses charged to paid-in capital	(0.00)		(0.00)*	(0.00)	(0.00)*	(0.00)*	(0.02)
Less distributions from:
Return of capital(c)	(0.75)		(1.72)	(1.72)	(1.71)	(1.68)	(1.63)
Net asset value, end of period	$12.30		$11.63	$14.76	$15.74	$26.73	$24.60
Market value, end of period	$11.99		$11.12	$14.82	$13.76	$27.51	$25.11
Total Return(d)
Net asset value	12.40%		(10.38%)	6.32%	(36.06%)	15.61%	25.72%
Market value	14.66%		(14.68%)	22.79%	(45.44%)	16.58%	21.66%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$435,977		$411,194	$496,831	$528,392	$891,626	$800,228
Ratio of net expenses to average net assets of:
Including current and deferred income tax	(1.41	%)(i)	(4.74%)	5.05%	(23.57%)	10.58%	13.09%
Excluding current and deferred income tax(e)	3.26	%(i)	2.55%	2.27%	2.01%	1.79%	1.77%
Ratios of net investment income (loss) to average net assets:
Including current and deferred income tax(e)	2.17	%(i)	5.63%	(4.34%)	24.80%	(10.33%)	(12.95%)
Excluding current and deferred income tax	(2.50	%)(i)	(1.65%)	(1.56%)	(0.78%)	(1.54%)	(1.63%)
Portfolio turnover rate	6%		20%	24%	17%	8%	30%

See notes to financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 23

FINANCIAL HIGHLIGHTS continued	May 31, 2018

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2018	November 30,	November 30,	November 30,	November 30,	November 30,
	(unaudited)	2017	2016	2015	2014	2013
Senior Indebtedness
Borrowings-committed facility agreement (in thousands)	$118,000	$118,000	$183,000	$263,000	$290,000	$259,000
Asset coverage per $1,000 of borrowings(f)	$5,627	$5,417	$3,715	$3,009	$4,075	$4,090
Reverse repurchase agreements (in thousands)(g)	$110,020	$110,230	$—	$—	$—	$—
Total borrowings and reverse repurchase
agreements outstanding (in thousands)	$228,020	$228,230	$183,000	$263,000	$290,000	$259,000
Asset Coverage per $1,000 of indebtedness(h)	$2,912	$2,802	$3,715	$3,009	$4,075	$4,090

*	Less than $0.005
(a)	Based on average shares outstanding during the period.
(b)
The character of dividends received for each period is based upon estimates made at the time the distribution was received. Any necessary adjustments are reflected in the following fiscal year when the actual character is known. See Note 2(b) of the Notes to Financial Statements for additional information.

(c)
For the years ended November 30, 2017, 2016, 2015, 2014 and 2013 approximately $0.00, $0.00, $1.36, $1.23, and $1.52 per common share represents qualified dividend income for federal income tax purposes, respectively. The remaining distributions represent return of capital for federal income tax purposes. For GAAP purposes, all of the distributions were considered return of capital. See Note 2(c) of the Notes to Financial Statements for additional information.

(d)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions.

(e)	Excluding current and deferred income taxes and interest expense, the net operating expense ratio for the period ended May 31, 2018 and the years ended November 30 would be:

May 31, 2018	2017	2016	2015	2014	2013
1.73%	1.61%	1.60%	1.53%	1.42%	1.38%

(f)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Fund’s total assets and dividing by the borrowings.
(g)
As a result of the Fund having earmarked or segregated cash or liquid securities to collateralize the transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.

(h)
Calculated by subtracting the Fund’s total liabilities (not including the borrowings or reverse repurchase agreements) from the Fund’s total assets and dividing by the borrowings and reverse repurchase agreements.

(i)	Annualized.

See notes to financial statements.

24 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	May 31, 2018

Note 1 – Organization:
Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) was organized as a Delaware statutory trust on October 4, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).
The Fund’s investment objective is to provide a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Fund has been structured to seek to provide an efficient vehicle through which its shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and MLP affiliates. MLPs combine the tax benefits of limited partnerships with the liquidity of publicly traded securities. The Fund anticipates that a significant portion of the distributions received by the Fund from the MLPs in which it invests will be return of capital. While the Fund will generally seek to maximize the portion of the Fund’s distributions to Common Shareholders that will consist of return of capital, no assurance can be given in this regard. There can be no assurance that the Fund will achieve its investment objective.
Note 2 – Accounting Policies:
The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of U.S. business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2018

represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the mean of the most recent bid and ask prices on such day.
Investments for which market quotations are not readily available are fair valued as determined in good faith by Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Advisor”), subject to review by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information analysis.
Investment professionals from Advisory Research, Inc. (“ARI” or the “Sub-Adviser”) prepare preliminary valuations based on their evaluation of financial data, company specific developments, market valuations of comparable companies, market information and other factors. These preliminary valuations are reviewed by the Valuation Committee with subsequent deliberations until an appropriate price is determined for the Level 3 security.
(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date for financial reporting purposes. Realized gains and losses on investments are determined on the identified cost basis. Dividend income and return of capital distributions are recorded on the ex-dividend date. Return of capital distributions received by the Fund are recorded as a reduction to the cost basis for the specific security. Interest income including the amortization of premiums and accretion of discount is accrued daily.
The Fund records the character of dividends received from MLPs based on estimates made at the time such distributions are received. These estimates are based upon a historical review of information available from each MLP and other industry sources. The Fund’s characterization of the estimates may subsequently be revised based on information received from MLPs after their tax reporting periods conclude.
For the six months ended May 31, 2018, the Fund estimated 92.1% of its distributions received from MLPs as return of capital, 2.6% of its distributions from MLPs as realized gains and 5.3% of its distributions as investment income, which is reflected in the Statement of Operations.
(c) Distributions to Shareholders
The Fund intends to make quarterly distributions to shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with U.S. GAAP which may differ from their ultimate characterization for federal income tax purposes. A distribution may be wholly or partially taxable to a shareholder if the Fund has current earnings and profits (as determined for U.S. federal income tax purposes) in the taxable year of the distribution, even if the Fund has an overall deficit in the Fund’s accumulated earnings and profits and/or net operating loss

26 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2018

or capital loss carryforwards that reduce or eliminate corporate income taxes in that taxable year. The Fund will inform shareholders of the final tax character of the distributions on IRS Form 1099 DIV.
For the year ended November 30, 2017, 0% of the distributions were considered qualified dividend income and 100% were considered return of capital for federal income tax purposes.

The final tax character of the distributions were as follows:
2017
Dividend Income	$ —
Tax return of capital	59,663,571
Total	$ 59,663,571

On a GAAP basis, the source of the Fund’s distributions to shareholders for the year ended November 30, 2017, was paid-in capital.
(d) Indemnifications
Under the Funds’ organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.
Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement between the Fund and the Adviser, the Adviser furnishes offices, necessary facilities and equipment, provides administrative services, oversees the activities of ARI, provides personnel including certain officers required for the its administrative management and compensates the officers and trustees of the Fund who are affiliates of the Adviser. As compensation for these services, the Fund pays the Adviser a fee, payable monthly, in an amount equal to 1.00% of the Fund’s average daily managed assets.
Pursuant to a Sub-Advisory Agreement among the Fund, the Adviser and the Sub-Advisor, the Sub-Adviser under the supervision of the Fund’s Board and the Adviser, provides a continuous investment program for the Fund’s portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees (if any) of the Fund who are ARI’s affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund’s average daily managed assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2018

Certain officers of the Fund may also be officers, directors and/or employees of the Adviser or Sub-Adviser. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
GFIA engages external service providers to perform other necessary services for the Fund, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis.
The Adviser and Sub-Adviser agreed to waive the advisory fees on all shares issued pursuant to the Fund’s shelf registration for the first three months those shares are outstanding and waive half the advisory fees on those shares for the next three months. Advisory fees of $6,811, of which $3,406 was waived by the Sub-Adviser, were waived for the period ended May 31, 2018. See Note 9 for additional information regarding offerings of shares pursuant to the Fund’s shelf registration statement.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator and accounting agent. As administrator and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 4 – Fair Value Measurement:
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.
Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values are determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based

28 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2018

on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 5 – Federal Income Tax Information:
The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at the 21% rate applicable to corporations. In addition, as a regular corporation, the Fund is subject to various state income taxes by reason of its investments in MLPs. As a limited partner in the MLPs, the Fund includes its allocable share of the MLP’s taxable income in computing its own taxable income. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The amount which the Fund is required to pay for U.S. corporate income tax could materially reduce the Fund’s cash available to make distributions on Common Shares.
As of May 31, 2018, the cost of investments and accumulated unrealized appreciation/depreciation on investments for federal income tax purposes were as follows:

	Gross Tax	Gross Tax	Net Tax
Cost of Investments	Unrealized	Unrealized	Unrealized
for Tax Purposes	Appreciation	Depreciation	Appreciation
$ 392,571,303	$ 334,995,766	$ (12,478,925)	$ 322,516,841

The Fund accrues deferred income taxes for its future tax liability or benefit associated with that portion of MLP distributions considered to be a tax-deferred return of capital as well as capital appreciation or depreciation of its investments. To the extent the Fund has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Fund based on the criterion established by ASC 740, Income Taxes, (“ASC 740”) that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future MLP cash distributions), the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused.
The Fund may rely to some extent on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to the MLP units held in the portfolio and to estimate the associated deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund modifies its estimates or assumptions regarding the deferred tax liability.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 29

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2018

The Fund’s income tax provision consists of the following:

Current federal income tax benefit	$ —
Current state income tax benefit	—
Deferred federal income tax benefit	29,725,803
Deferred state income tax expense	(427,773)
Total current and deferred tax benefit	$ 29,298,030

Total income tax expense differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment income and realized and unrealized gains before taxes as follows:
		Rate
Application of statutory income tax rate	$ 4,701,791	22.19%
State income taxes	557,966	2.63%
Permanent differences and other	(34,557,787)	(163.09%)
Total	$ (29,298,030)	(138.27%)

The effective federal statutory income tax rate for the Fund of 22.19% reflects that a portion of the Fund’s current fiscal period was subject to the 35% rate in effect prior to the Tax Cuts and Jobs Act taking effect.
Permanent differences primarily represent the dividend received deduction and foreign tax credits.
Other differences primarily represent the benefit the Fund recognized due to the Tax Cuts and Jobs Act.
Components of the Fund’s deferred tax assets and liabilities as of May 31, 2018 are as follows:
Deferred tax assets:
Deferred tax benefit on capital loss carryover, net operating losses and foreign tax credits	$ 27,367,407
Deferred tax liabilities:
Deferred tax on unrealized gain on investments and capital loss carryforward	(77,466,794)
Net deferred tax liability	$ (50,099,387)

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than-not threshold of being sustained by the applicable tax authority and would be recorded as tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 6 – Investments in Securities:
For the period ended May 31, 2018, the cost of purchases and proceeds from sales of investments, excluding short-term securities, were $70,172,311 and $44,456,651, respectively.
Note 7 – Reverse Repurchase Agreements:
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio

30 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2018

instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the period ended May 31, 2018, the average daily balance for which reverse repurchase agreements were outstanding amounted to $110,000,000. The weighted average interest rate was 2.91%. As of May 31, 2018, there was $110,019,874 in reverse repurchase agreements outstanding.
The following table presents secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP:

Net Amount
		Gross Amounts	of Liabilities	Gross Amounts Not
	Gross	Offset In the	Presented on the	Offset in the Statement
	Amounts of	Statement of	Statement of	of Assets and Liabilities
	Recognized	Assets and	Assets and	Financial	Cash Collateral	Net
Instrument	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Reverse Repurchase
Agreements	$ 110,019,874	$ —	$ 110,019,874	$(110,019,874)	$ —	$ —

As of May 31, 2018, the Fund had the following outstanding reverse repurchase agreements with BNP Paribas. Details of the reverse repurchase agreements are as follows:

Counterparty	Interest Rate	Maturity Date	Face Value
BNP Paribas	3.06%* (1 Month	Open Maturity	$ 110,019,874
USD Libor + 1.15%)
* Variable rate security. Rate indicated is the rate effective at May 31, 2018.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of May 31, 2018 aggregated by asset class of the related collateral pledged by the Fund:

	Overnight and			Greater than
	Continuous	Up to 30 days	31-90 days	90 days	Total
Master Limited
Partnerships and
Related Entities	$ 110,019,874	$ —	$ —	$ —	$ 110,019,874
Gross amount of
recognized
liabilities for
reverse repurchase
agreements	$ 110,019,874	$ —	$ —	$ —	$ 110,019,874

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 31

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2018

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 8 – Borrowings:
On September 30, 2008, the Fund entered into a credit facility agreement with an approved counterparty. The interest on the amount borrowed is based on 3-month LIBOR plus 0.95%. Effective June 5, 2014, the maximum commitment under the credit facility agreement was increased to $325,000,000. As of May 31, 2018, the amount outstanding in connection with the Fund’s credit facility was $118,000,000. As of May 31, 2018, securities with a market value of $276,895,497 have been segregated and pledged as collateral for the credit facility.
The average daily amount of borrowings on the credit facility during the period ended May 31, 2018, was $118,000,000 with a related weighted average interest rate of 3.00%. The maximum amount outstanding during the period ended May 31, 2018, was $118,000,000.
Note 9 – Capital:
Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 35,440,768 issued and outstanding.
Transactions in common shares were as follows:
	Period Ended	Year Ended
	May 31, 2018	November 30, 2017
Beginning Shares	35,359,842	33,651,772
Shares issued through dividend reinvestment	80,926	260,325
Common shares issued through at-the-market offering	—	1,447,745
Common shares issued through overnight offering	—	—
Ending shares	35,440,768	35,359,842

On May 6, 2011, the Fund’s shelf registration allowing for delayed or continuous offering of additional shares became effective and on April 20, 2012 a post-effective amendment thereto became effective. The shelf registration statement allowed for the issuance of up to an additional $218,859,845 of common shares. On December 16, 2011, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell 10,165,343 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. On June 20, 2013, the Fund’s new shelf registration statement allowing for delayed or continuous offering of additional shares became effective. The shelf registration statement allowed for the issuance of up to an additional $268,593,405 of common shares. On July 3, 2013, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell up to 4,408,676 common shares, from time to time, through Cantor Fitzgerald & Co. as agent for the Fund. On December 7, 2016, the Fund’s new shelf registration statement allowing for delayed or continuous offering of additional shares became effective. On February 28, 2017, the Fund entered into an at-the-market offering sales agreement with the Adviser and Cantor Fitzgerald & Co. to offer and sell 4,750,000 common shares, from time to time, through Cantor Fitzgerald & Co. as

32 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	May 31, 2018

agent for the Fund. Under these sales agreements, no shares were issued during the period ended May 31, 2018 and 1,447,745 share were issued during the year ended November 30, 2017. The Adviser paid the costs associated with the offerings of shares and was reimbursed by the Fund up to 0.60% of the public offering price of each share sold under these offerings, not to exceed actual offering costs incurred. For the period ended May 31, 2018, and the year ended November 30, 2017, the Fund reimbursed the Adviser $64,748 and $143,047, respectively, for offering costs associated with these offerings, and will be responsible for additional offering costs in the future up to the 0.60% cap.
Note 10 – Concentration of Risk:
Because the Fund is focused in MLP entities in the energy, natural resources and real estate sectors of the economy, such concentration may present more risks than if the Fund were broadly diversified over numerous industries and sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have a larger impact on the Fund than on an investment company that does not concentrate in such sectors. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole.
An investment in MLP units involves risks that differ from a similar investment in equity securities, such as common stock of a corporation. Holders of MLP units have the rights typically afforded to limited partners in a limited partnership. As compared to common shareholders of a corporation, holders of MLP units have more limited control and limited rights to vote on matters affecting the partnership. There are certain tax risks associated with an investment in MLP units. Additionally, conflicts of interest may exist between common unit holders, subordinated unit holders and the general partner of an MLP; for example, a conflict may arise as a result of incentive distribution payments.
Note 11 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 33

SUPPLEMENTAL INFORMATION (Unaudited)	May 31, 2018

Federal Income Tax Information
In January 2019, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2018.
Results of Shareholder Votes
The Annual Meeting of Shareholders of the Fund was held on April 26, 2018. Shareholders voted on the election of Trustees. With regards to the election of the following Trustees by shareholders of the Fund:

	# of Shares in Favor	# of Shares Against	# of Shares Abstain
Jerry B. Farley	31,232,147	489,586	398,522
Roman Friedrich III	31,087,134	622,233	410,888
Ronald A. Nyberg	31,272,702	452,273	395,280

The other Trustees of the Fund not up for election in 2018 were Randall C. Barnes, Donald A. Chubb, Jr., Maynard F. Oliverius, Ronald E. Toupin, Jr. and Amy J. Lee.
Trustees
The Trustees of the Fiduciary/Claymore MLP Fund and their principal business occupations during the past five years:
		Term of		Number of
Name,	Position(s)	Office		Portfolios in
Address*	Held	and Length		Fund
and Year	with	of Time	Principal Occupation(s)	Complex	Other Directorships
of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees

Independent Trustees:

Randall	Trustee	Since 2004	Current: Private Investor (2001-present).	51	Current: Trustee, Purpose
C. Barnes					Investments Funds
(1951)			Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);		(2014-present).
President, Pizza Hut International (1991-1993); Senior Vice President,
Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).

Donald A.	Trustee and	Since 2014	Current: Retired	48	Current: Midland Care, Inc.
Chubb, Jr.	Chairman of				(2011-2016).
(1946)	the		Former: Business broker and manager of commercial real estate,
	Valuation		Griffith & Blair, Inc. (1997-2017).
Oversight
Committee

34 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2018

		Term of		Number of
Name,	Position(s)	Office		Portfolios in
Address*	Held	and Length		Fund
and Year	with	of Time	Principal Occupation(s)	Complex	Other Directorships
of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees

Independent Trustees continued:

Jerry B. Farley	Trustee and	Since 2014	Current: President, Washburn University (1997-present).	48	Current: Westar Energy, Inc.
(1946)	Chairman of				(2004-present); CoreFirst Bank
	the Audit				& Trust (2000-present).
Committee
Roman	Trustee and	Since 2011	Current: Founder and Managing Partner, Roman Friedrich & Company	48	Current: Zincore Metals, Inc.
Friedrich III	Chairman of		(1998-present).		(2009-present).
(1946)	the Contracts
	Review		Former: Senior Managing Director, MLV & Co. LLC (2010-2011).		Former: Axiom Gold and Silver
	Committee				Corp. (2011-2012).
Ronald A.	Trustee and	Since 2004	Current: Partner, Momkus McCluskey LLC (2016-present).	51	Current: PPM Funds (February
Nyberg	Chairman of				2018- present); Edward-Elmhurst
(1953)	the		Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,		Healthcare System (2012-present);
	Nominating		General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).		Western Asset Inflation-Linked
	and				Opportunities & Income Fund
	Governance				(2004-present); Western Asset
	Committee				Inflation-Linked Income Fund (2003-present).

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 35

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2018

		Term of		Number of
Name,	Position(s)	Office		Portfolios in
Address*	Held	and Length		Fund
and Year	with	of Time	Principal Occupation(s)	Complex	Other Directorships
of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees

Independent Trustees continued:

Maynard F.	Trustee	Since 2014	Current: Retired.	48	Current: Robert J. Dole Institute
Oliverius					of Politics (2016-present);
(1943)			Former: President and CEO, Stormont-Vail HealthCare (1996-2012).		Stormont-Vail Foundation
(2013-present); University of
Minnesota MHA Alumni Philanthropy
Committee (2009-present); Fort Hays
State University Foundation
(1999- present).

Former: Topeka Community
Foundation (2009-2014).
Ronald E.	Trustee and	Since 2004	Current: Portfolio Consultant (2010-present); Member, Governing Council	48	Current: Western Asset Inflation-
Toupin, Jr.	Chairman of		(2003-present) and Executive Committee (2016-present), Independent		Linked Opportunities & Income
(1958)	the Board		Directors Council.		Fund (2004- present); Western
Asset Inflation-Linked Income
			Former: Vice President, Manager and Portfolio Manager, Nuveen Asset		Fund (2003-present).
Management (1998-1999); Vice President, Nuveen Investment Advisory Corp.
			(1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts		Former: Bennett Group of Funds
			(1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen		(2011-2013).
Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

36 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2018

Number of
Name,	Position(s)	Term of Office		Portfolios
Address*	Held	and Length		in Fund
and Year	with	of Time	Principal Occupation(s)	Complex	Other Directorships
of Birth	Trust	Served**	During Past Five Years	Overseen	Held by Trustees

INTERESTED TRUSTEE

Amy J. Lee***	Trustee,	Since	Current: Interested Trustee, certain other funds in the Fund Complex	158	None.
(1961)	Vice	February 2018	(February 2018-present); President, certain other funds in the Fund Complex
	President	(Trustee)	(2017-present); Chief Legal Officer, certain other funds in the Fund Complex
	and Chief		(2014-present); Vice President, certain other funds in the Fund Complex
	Legal Officer	Since 2014	(2007-present); Senior Managing Director, Guggenheim Investments
		(Chief Legal	(2012-present).
Officer)
Former: President and Chief Executive Officer (2017-February 2018); Vice
		Since 2007	President, Associate General Counsel and Assistant Secretary, Security Benefit
		(Vice President)	Life Insurance Company and Security Benefit Corporation (2004-2012).

* The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
** Each Trustee serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
— Messrs. Oliverius and Toupin are Class III Trustees. Class III Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended November 30, 2019.
— Messrs. Barnes and Chubb and Ms. Lee are Class I Trustees. Class I Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended November 30, 2020.
— Messrs. Farley, Friedrich and Nyberg are Class II Trustees. Class II Trustees are expected to stand for re-election at the Fund’s annual meeting of shareholders for the fiscal year ended November 30, 2021.
*** This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Fund’s Investment Manager and/or the parent of the Investment Manager.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 37

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2018

OFFICERS
The Officers of the Fiduciary/Claymore MLP Fund, who are not Trustees, and their principal occupations during the past five years:
Term of
	Position(s)	Office
	held	and Length
Name, Address*	with the	of Time	Principal Occupations
and Year of Birth	Trust	Served**	During Past Five Years

Officers:

Brian E. Binder	President	Since	Current: President and Chief Executive Officer, certain other funds in the Fund Complex (February 2018-present);
(1972)	and Chief	February 2018	President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC
	Executive		(January 2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments
	Officer		(January 2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration,
Deutsche Asset Management (2013-January 2018); Managing Director, Head of Business Management and Consulting,
Invesco Ltd. (2010-2012).
Joanna M.	Chief	Since 2012	Current: Chief Compliance Officer, certain funds in the Fund Complex (2012-present); Senior Managing Director,
Catalucci	Compliance		Guggenheim Investments (2014-present).
(1966)	Officer
Former: AML Officer, certain funds in the Fund Complex (2016-2017). Chief Compliance Officer and Secretary,
certain other funds in the Fund Complex (2008-2012); Senior Vice President & Chief Compliance Officer,
Security Investors, LLC and certain affiliates (2010-2012); Chief Compliance Officer and Senior Vice President, Rydex Advisors, LLC and certain affiliates (2010-2011).
James M. Howley	Assistant	Since 2006	Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the
(1972)	Treasurer		Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).
Keith D. Kemp	Assistant	Since 2016	Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing
(1960)	Treasurer		Director of Guggenheim Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director
and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management,
LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).
Mark E.	Secretary	Since 2007	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim
Mathiasen			Investments (2007-present).
(1978)
Glenn	Assistant	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in
McWhinnie	Treasurer		the Fund Complex (2016-present).
(1969)

38 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited) continued	May 31, 2018

Term of
	Position(s)	Office
	held	and Length
Name, Address*	with the	of Time	Principal Occupations
and Year of Birth	Trust	Served**	During Past Five Years

Officers continued:

Michael P.	Assistant	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments
Megaris	Secretary		(2012-present).
(1984)
Adam J. Nelson	Assistant	Since 2015	Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund
(1979)	Treasurer		Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund
Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).
Kimberly	Assistant	Since 2012	Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex
J. Scott	Treasurer		(2012-present).
(1974)
Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund
Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager
of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).
Bryan Stone	Vice	Since 2014	Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim
(1979)	President		Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).
John L. Sullivan	Chief	Since 2010	Current: CFO, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior
(1955)	Financial		Managing Director, Guggenheim Investments (2010-present).
Officer,
	Chief		Former: Managing Director and CCO, each of the funds in the Van Kampen Investments fund complex (2004-2010);
	Accounting		Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management
	Officer and		(2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).
Treasurer
Jon Szafran	Assistant	Since 2017	Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund
(1989)	Treasurer		Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global
Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017);
Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, IL 60606.
**
Each officer serves an indefinite term, until his or her successor is duly elected and qualified. The date reflects the commencement date upon which the officer held any officer position with the Trust.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 39

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO)	May 31, 2018

Fiduciary/Claymore MLP Opportunity Fund (the “Fund”) is a Delaware statutory trust that is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global financial services firm (“Guggenheim Partners”), serves as the Fund’s investment adviser and provides certain administrative and other services pursuant to an investment advisory agreement between the Fund and GFIA (the “Investment Advisory Agreement”). (Guggenheim Partners, GFIA, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GFIA, GPIM, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)
Under the terms of the Investment Advisory Agreement, GFIA is responsible for overseeing the activities of Advisory Research, Inc. (“Advisory Research” or the “Sub-Adviser”), which performs portfolio management and related services for the Fund pursuant to an investment sub-advisory agreement by and among the Fund, the Adviser and Advisory Research (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”). Under the supervision and oversight of GFIA and the Board of Trustees of the Fund (the “Board,” with the members of the Board referred to individually as the “Trustees”), Advisory Research performs certain of the day-to-day operations of the Fund, which may include one or more of the following services at the request of the Adviser: (i) managing the investment and reinvestment of the Fund’s assets in accordance with the Fund’s investment policies; (ii) arranging for the purchase and sale of securities and other assets for the Fund; (iii) providing investment research and credit analysis concerning the Fund’s assets; (iv) placing orders for purchases and sales of Fund assets; (v) maintaining books and records as are required to support the Fund’s investment operations; (vi) monitoring on a daily basis the investment activities and portfolio holdings relating to the Fund; and (vii) voting proxies relating to the Fund’s portfolio securities in accordance with the Sub-Adviser’s proxy voting policies and procedures. In addition, Advisory Research consults with Guggenheim as to the overall management of the Fund’s assets and the investment policies and practices of the Fund, including as to the use of leverage, keeps Guggenheim and the Board informed of developments materially affecting the Fund and reports to the Board on a quarterly basis. Advisory Research is a wholly owned subsidiary of Piper Jaffray Companies.
Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Fund (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 26, 2018 (the “April Meeting”) and on May 22, 2018 (the “May Meeting”), the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.
As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees

40 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO) continued	May 31, 2018

received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim, Advisory Research and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GFIA and Advisory Research is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Fund and other information relevant to its evaluation of the Advisory Agreements.
In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with comparisons to a peer group of funds identified by Guggenheim, based on a methodology reviewed by the Board. In addition, Guggenheim and Advisory Research provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim and Advisory Research provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience in governing the Fund and weighed the factors and standards discussed with Independent Legal Counsel.
Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each of the Advisory Agreements for an additional annual term.
Investment Advisory Agreement
Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser delegated portfolio management responsibility to the Sub-Adviser. The Committee considered the Adviser’s responsibility to oversee the Sub-Adviser and took into account information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of sub-advisers, including information regarding the Adviser’s Sub-Advisory Oversight Committee.
The Committee also considered the secondary market support services provided by Guggenheim to the Fund and noted the materials describing the activities of Guggenheim’s dedicated Closed-End Fund Team, including with respect to communication with financial advisors, data dissemination and relationship management. In addition, the Committee considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 41

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO) continued	May 31, 2018

Committee noted certain changes to the organization, including those in connection with the sale of Guggenheim’s exchange-traded fund business to Invesco Ltd., and considered Guggenheim’s commitment to focusing on, and investing resources in support of, the remaining funds in the Guggenheim fund complex, including the Fund.
The Committee’s review of the services provided by the Adviser included consideration of Guggenheim’s role in conferring with Advisory Research regarding the use of leverage and the Fund’s capital structure, as well as Guggenheim’s portfolio oversight and risk management functions, and the related regular quarterly reports and presentations received by the Board. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Fund’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In this connection, the Committee considered enhancements to Guggenheim’s compliance processes and programs, including in response to certain examination findings from the staff of the Securities and Exchange Commission.
In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in monitoring and coordinating compliance responsibilities with Advisory Research, and the fund administrator, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.
The Committee also noted the distinctive nature of the Fund which is structured to provide an efficient vehicle through which shareholders may invest in a portfolio of publicly traded securities of master limited partnerships (“MLPs”) and MLP affiliates, and that the Fund is treated as a “C” corporation for U.S. federal income tax purposes. The Committee considered the extent to which Guggenheim performed additional support functions relating to the Fund’s tax compliance and financial reporting. In this regard, the Committee noted the recently adopted Tax Cuts and Jobs Act and considered Guggenheim’s reporting to the Board on the effects of this legislation on the Fund.
With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information.
The Committee also considered the acceptability of the terms of the Investment Advisory Agreement, including the scope of services required to be performed by the Adviser.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were

42 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO) continued	May 31, 2018

qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.
Investment Performance: The Fund commenced investment operations on December 28, 2004. The Committee received data showing the Fund’s total return on a net asset value (“NAV”) and market price basis for the ten-year, five-year, three-year and one-year periods ended December 31, 2017, as well as total return based on NAV since inception. The Committee compared the Fund’s performance to a peer group of closed-end funds identified by Guggenheim (the “peer group of funds”) and, for NAV returns, performance versus the Fund’s benchmark for the same time periods. The Committee noted that the Adviser’s peer group selection methodology for the Fund starts with the entire U.S.-listed taxable closed-end fund universe (excluding term trusts), and excludes funds that: (i) generally do not invest at least 80% of their assets in MLPs; (ii) are not registered as C corporations; and (iii) have less than a three-year track record. The Committee noted that the peer group of funds consists of 18 other MLP closed-end funds registered as C corporations. The Committee also considered that the peer group of funds is consistent with the peer group used for purposes of the Fund’s quarterly performance reporting. In addition, the Committee took into account the Adviser’s statement that due to the unique nature of the C corporation structure and additional tax considerations, such as deferred tax assets or liabilities which impact performance and other metrics, certain of the more recently launched MLP closed-end funds may be less relevant for comparison.
The Committee noted that the Fund’s investment results were consistent with the Fund’s investment objective of providing a high level of after-tax total return with an emphasis on current distributions paid to shareholders. The Committee also considered that the Adviser does not directly manage the investment portfolio but delegated such duties to the Sub-Adviser.
In addition, the Committee considered the Fund’s structure and form of leverage, and, among other information related to leverage, the cost of the leverage and the aggregate leverage outstanding as of December 31, 2017, as well as net yield on leverage assets and net impact on common assets due to leverage for the one-year period ended December 31, 2017 and annualized for the three-year and since-inception periods ended December 31, 2017.
Based on the information provided, including with respect to the Adviser’s sub-advisory oversight processes, the Committee concluded that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee (which includes the sub-advisory fee paid to the Sub-Adviser) calculated at average managed assets for the latest fiscal year,1 and the Fund’s net effective management fee rate and total net expense ratio, in each case as a percentage of average net assets for the latest fiscal year, to the peer group of funds and noted the Fund’s percentile rankings in this regard. The Committee also reviewed the average and median advisory fees (based on average net assets) and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees and other operating expenses) of the peer group of funds.

[1]
Contractual advisory fee represents the percentile ranking of the Fund’s contractual advisory fee relative to peers assuming that the contractual advisory fee for each fund in the peer group is calculated on the basis of the Fund’s average managed assets.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 43

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO) continued	May 31, 2018

The Committee observed that the Fund’s contractual advisory fee on average managed assets and total net expense ratio (excluding interest expense) on average net assets were below the peer group median (ranking in the 17th and 44th percentiles, respectively) and the net effective management fee (representing the combined effective advisory fee and administration fee, after any waivers and/or reimbursements) on average net assets equaled the peer group median.
The Committee also noted that the Adviser did not identify any other clients or accounts considered to have similar investment strategies and policies as the Fund.
With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management setting forth the average assets under management as of December 31, 2017, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2016. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.
In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.
The Committee considered other benefits available to the Adviser because of its relationship with the Fund and noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Fund.
Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders. The Committee considered that advisory fee breakpoints generally are not relevant given the structural nature of closed-end funds, which, though able to conduct additional share offerings periodically, do not continuously offer new shares and thus, do not experience daily inflows and outflows of capital. In addition, the Committee took into account that given the relative size of the Fund, Guggenheim does not believe breakpoints are appropriate at this time. The Committee also noted the additional shares offered by the Fund through secondary offerings in the past and considered that to the extent the Fund’s assets increase over time (whether through additional periodic offerings or internal growth from asset appreciation), the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. In addition, as to increases in the Fund’s assets resulting from secondary offerings, the Committee considered the Adviser’s agreement to waive the advisory fees payable with respect to the assets attributable to common shares issued pursuant to the Fund’s shelf registration statement for the first three months after such common shares are issued and to waive half the advisory fees payable with respect to the assets attributable to such common shares for the

44 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO) continued	May 31, 2018

subsequent three months. The Committee also took into account the competitiveness of the Fund’s advisory fee, which is below the peer group median.
The Committee determined that the Fund’s advisory fee was reasonable.
Sub-Advisory Agreement
Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the qualifications, experience and skills of the Sub-Adviser’s portfolio management and other key personnel and information from the Sub-Adviser describing the scope of its services to the Fund. In addition, the Committee took into account the information provided by the Sub-Adviser regarding, among other things, its risk management processes; strategic plans; disaster recovery plans; cybersecurity policies, procedures and controls; insurance coverage; the process employed by the Sub-Adviser to assess the adequacy of Fund disclosures to shareholders in light of changing investment risks; the Sub-Adviser’s method for allocating trades among client accounts and the related oversight of that process; the Sub-Adviser’s process for determining whether it is obtaining the most favorable execution of portfolio transactions for the Fund and the factors that the Sub-Adviser considers in allocating brokerage; and information regarding the organization’s compliance program. The Committee also considered the Sub-Adviser’s long-term history of managing the Fund’s investment portfolio and the consistency of the Sub-Adviser’s investment approach. With respect to the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee included as part of its considerations the information provided by the Sub-Adviser regarding the financial condition of its parent company. In this connection, the Committee also considered the Sub-Adviser’s representations concerning its ongoing viability as a business enterprise and available resources.
The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser. In addition, the Committee considered the Sub-Adviser’s efforts in pursuing the Fund’s investment objective of providing a high level of after-tax total return with an emphasis on current distributions paid to shareholders.
Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.
Investment Performance: The Committee reviewed the performance of the Fund and the peer group of funds over various periods of time. The Committee observed that the returns of the Fund exceeded the median returns of its peer group of funds on an NAV basis for the three-year and one-year periods ended December 31, 2017 (ranking in the 33rd and 44th percentiles, respectively), and the return of the Fund was equal to the median return of its peer group of funds on an NAV basis for the five-year period ended December 31, 2017.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 45

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO) continued	May 31, 2018

The Committee also took into account the Sub-Adviser’s view that the Fund’s performance relative to its benchmark, the Alerian MLP Index, over a full market cycle (typically three to five years) is a good metric for determining the adequacy of the Fund’s performance. The Committee observed that the Fund outperformed the benchmark on an NAV basis for the five-year period ended December 31, 2017 and slightly underperformed the benchmark for the three-year period ended December 31, 2017. Additionally, the Committee noted the Sub-Adviser’s view that the Fund has achieved its investment objective to date.
The Committee also took into account Guggenheim’s belief that there is no single optimal performance metric, nor is there a single optimal time period over which to evaluate performance and that a thorough understanding of performance comes from analyzing measures of returns, risk and risk-adjusted returns, as well as evaluating strategies both relative to their market benchmarks and to peer groups of competing strategies. Thus, the Committee also reviewed and considered the additional performance and risk metrics provided by Guggenheim, including the Fund’s standard deviation, tracking error, beta, Sharpe ratio, information ratio and alpha compared to the benchmark, with the Fund’s risk metrics ranked against its peer group. In assessing the foregoing, the Committee considered Guggenheim’s statement that the Fund’s risk-adjusted returns are generally near the median returns of its peer group.
The Committee also considered information regarding the Sub-Adviser’s use of leverage, including with respect to the process for determining how much leverage to employ at any particular time.
After reviewing the foregoing and related factors, the Committee concluded that the Fund’s performance supported renewal of the Sub-Advisory Agreement.
Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from its Relationship with the Fund: The Committee noted that the sub-advisory fees payable to Advisory Research are paid by the Adviser and do not impact the advisory fee paid by the Fund (which the Committee determined to be reasonable). The Committee also reviewed the total amount of sub-advisory fees paid to the Sub-Adviser for the twelve months ended December 31, 2017, as compared to the prior year. In addition, the Committee compared the sub-advisory fee paid by the Adviser to the Sub-Adviser to the fees charged by the Sub-Adviser to other client accounts, including registered investment companies that have an energy-related equity securities strategy similar to the Fund’s for which the Sub-Adviser serves as sub-adviser. The Committee also considered the Sub-Adviser’s representation that it does not charge a lower advisory or subadvisory fee to any other client as to which it provides comparable services to those it provides to the Fund.
With respect to the costs of services provided and profits realized by the Sub-Adviser from its relationship with the Fund, the Committee reviewed information regarding the revenues the Sub-Adviser received under the Sub-Advisory Agreement and direct and indirect allocated expenses of the Sub-Adviser in providing services under the Sub-Advisory Agreement. The Committee considered other benefits available to the Sub-Adviser because of its relationship with the Fund, including proprietary research information received from brokers who execute trades for the Fund and the Sub-Adviser’s identification of “fallout” benefits by exposure of its name and website to investors and brokers who, in the absence of the Fund, may have had no dealings with the firm.
Based on all of the information provided, the Committee determined that the Sub-Adviser’s profitability from its relationship with the Fund was not unreasonable.

46 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

APPROVAL OF ADVISORY AGREEMENTS –
FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND (FMO) continued	May 31, 2018

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of sub-advisory services to the Fund were being passed along to the shareholders. In this respect, the Committee considered the SubAdviser’s view that economies of scale are realized to the extent that the firm uses systems and employees across client accounts and that, as assets under management increase, the SubAdviser will continue to experience a balance between a reduction in overall costs due to economies of scale and an increase in costs due to additions and expansions. In this regard, the Sub-Adviser noted that it has continually invested in additional personnel and infrastructure in order to enhance its ability to provide quality services to the Fund, but has been able to offset the cost apportioned to the Fund by adding incremental new business. The Committee also noted that the Sub-Adviser believes that the Fund benefits from the increased scale of its business.
The Committee determined that the Fund’s sub-advisory fee was reasonable.
Overall Conclusions
Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.
Thereafter, on May 23, 2018, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 47

DIVIDEND REINVESTMENT PLAN (Unaudited)	May 31, 2018

Unless the registered owner of common shares elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

48 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	May 31, 2018

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170: Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 49

FUND INFORMATION	May 31, 2018

Board of Trustees	Investment Adviser
Randall C. Barnes	Guggenheim Funds Investment
Donald A. Chubb, Jr.	Advisors, LLC
Jerry B. Farley	Chicago, IL
Roman Friedrich III
Amy J. Lee*	Investment Sub-Adviser
Ronald A. Nyberg	Advisory Research, Inc.
Maynard F. Oliverius	St. Louis, MO
Ronald E. Toupin, Jr.,
Chairman	Administrator and Accounting Agent
* This Trustee is an “interested person” (as	MUFG Investor Services (US), LLC
defined in Section 2(a)(19) of the 1940 Act)	Rockville, MD
(“Interested Trustee”) of the Fund because of
her affiliation with Guggenheim Investments.	Custodian
The Bank of New York Mellon Corp.
Principal Executive Officers	New York, NY
Brian E. Binder
President and Chief Executive Officer	Legal Counsel
Skadden, Arps, Slate, Meagher &
Joanna M. Catalucci	Flom LLP
Chief Compliance Officer	New York, NY

Mark E. Mathiasen	Independent Registered Public
Secretary	Accounting Firm
Ernst & Young LLP
Amy J. Lee	Tysons, VA
Vice President and Chief Legal Officer

John L. Sullivan
Chief Financial Officer, Chief Accounting
Officer and Treasurer

50 l FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT

FUND INFORMATION continued	May 31, 2018

Privacy Principles of Fiduciary/Claymore MLP Opportunity Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Fiduciary/Claymore MLP Opportunity Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor

This report is sent to shareholders of Fiduciary/Claymore MLP Opportunity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (888) 991-0091.
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 991-0091, by visiting the Fund’s website at guggenheiminvestments.com/fmo or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or at guggenheiminvestments.com/fmo. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

FMO l FIDUCIARY/CLAYMORE MLP OPPORTUNITY FUND SEMIANNUAL REPORT l 51

ABOUT THE FUND MANAGERS

Advisory Research, Inc.
Advisory Research, Inc., a registered investment adviser, is a wholly-owned subsidiary of Piper Jaffray Companies. As of May 31, 2018, the MLP & Energy Infrastructure team (“MLP Team”) at Advisory Research, Inc. managed approximately $4.1 billion in MLP and energy infrastructure assets for open and closed end mutual funds, public and corporate pension plans, endowments and foundations and private wealth individuals.
Investment Philosophy
The MLP team’s investment philosophy is based on our belief that strategy dominates tactics. It is our expectation that a portfolio incorporating a well-founded top-down strategy, rigorous quantitative analysis, and strong fundamental research increases the probability of generating excess return relative to the benchmark. To manage risks in our portfolios, we limit concentration and generally exclude those issues that we believe to be of lower quality, and thus higher risk.
Our style is best described as a core, risk-aware approach with a bias over the long term towards higher-quality, higher-growth, and smaller capitalization MLPs and energy infrastructure companies.
Investment Process
The MLP Team seeks to achieve the Fund’s investment objective by investing primarily in securities of MLP (Master Limited Partnership) entities that the MLP Team believes offer attractive distribution rates and capital appreciation potential. Energy and natural resources represent a substantial portion of the MLP entities. In seeking investments, the MLP Team looks for MLPs that offer a combination of quality, growth and yield; intended to produce superior total returns over the long run. In selecting individual positions, the manager employs the MLP Team top-down process which considers a combination of quantitative, qualitative and relative value factors. The MLP Team emphasizes rigorous proprietary analysis and valuation models constructed and maintained by its in-house investment analysts, while maintaining active dialogues with research analysts covering the MLP entities and an ongoing relationship with company management. In applying its selection criteria, the manager considers a company’s proven track record, business prospects, strong record of distribution or dividend growth, ratios of debt to cash flow, coverage ratios with respect to distributions to unit holders, distribution incentive structure and the composition and goals of the company management team.

Advisory Research, Inc.	Guggenheim Funds Distributors, LLC
8235 Forsyth Boulevard	227 West Monroe Street
Suite 700	Chicago, IL 60606
St. Louis, MO 63105	Member FINRA/SIPC
(07/18)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-FMO-SAR-0518

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.
Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)	Not applicable for a semi-annual reporting period.
(b)	There has been no change, as of the date of this filing, in the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant's most recent annual report on Form N-CSR.
Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.
Item 11.  Controls and Procedures.
(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant on this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.
(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a) The registrant has not participated in securities lending activities during the period covered by this report.
(b) Not applicable.

Item 13.  Exhibits.
(a)(1)  Not applicable.
(a)(2)  Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3)  Not applicable.
(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Fiduciary/Claymore MLP Opportunity Fund
By: Brian E. Binder
Title: President and Chief Executive Officer
Date: August 9, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By: /s/ Brian E. Binder
Name: Brian E. Binder
Title: President and Chief Executive Officer
Date: August 9, 2018
By: /s/ John L. Sullivan
Name: John L. Sullivan
Title: Chief Financial Officer, Chief Accounting Officer and Treasurer
Date: August 9, 2018